UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) April 5, 2007

People’s United Financial, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-33326	20-8447891
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

850 Main Street, Bridgeport, CT	06604
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (203) 338-7171

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.	Regulation FD Disclosure.

People’s Bank (“People’s”) and People’s United Financial, Inc., (the “Company”), the proposed holding company for People’s, issued a press release on April 5, 2007, announcing the approval by People’s depositors and shareholders of the plan of conversion, and the establishment and funding of a charitable foundation. The Company also announced the results of the subscription offering to People’s depositors, and provided an estimate of the total number of shares expected to be sold in the subscription and syndicated offerings combined. A copy of that press release is being furnished herewith as Exhibit 99.1.

The information contained in and accompanying this Form 8-K with respect to Item 7.01 (including the Exhibit hereto) is being furnished to, and not filed with, the Securities and Exchange Commission in accordance with General Instruction B.2 to Form 8-K.

Item 9.01.	Financial Statements and Exhibits

(c)	The following Exhibit is furnished herewith.

Exhibit No.	Description
99.1	Press Release dated April 5, 2007

[signature appears on following page]

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

People’s United Financial, Inc.
(Registrant)

Date: April 6, 2007	By:	/s/ William T. Kosturko
(Signature)
	Name:	William T. Kosturko
	Title:	Executive Vice President

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EXHIBIT INDEX

Exhibit No.	Description	Page
99.1	Press Release April 5, 2007	99.1-1

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